UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2007

CITIZENS BANCORP/OR
(Exact name of registrant as specified in its charter)

Oregon	000-23277	91-1841688
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Southwest Third Street Corvallis, Oregon	97339
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (541) 752-5161

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
On December 20, 2007 Citizens Bancorp (the “Company”) announced that its shareholders have approved amendments to its Articles of Incorporation effecting a share reclassification and redemption, whereby shareholders owning less than 2,500 shares of Company common stock will receive one share of Series A Preferred Stock for each share of common stock they own, and shareholders owning less than 250 shares of Company common stock will receive cash at the rate of $23.50 per share. Shares of common stock held by shareholders owning more than 2,500 shares will remain outstanding and will be unaffected by the reclassification. The amendments were approved at a Special Meeting of Shareholders held on December 18, 2007.
Citizens Bancorp filed its amended Articles on December 19, 2007, as a result of which its number of common shareholders of record was reduced to below 300. The Company thereafter filed a Form 15 with the Securities and Exchange Commission (“SEC”). This has the effect of deregistering the Company’s common stock under the Securities Exchange Act of 1934, as amended, and, therefore, terminating its obligations to file reports with the SEC. The Company will no longer file periodic reports with the SEC, including annual reports on Form 10-K and quarterly reports on Form 10-Q.
A copy of the Company’s press release making this announcement is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits
(c)	This exhibit is being provided solely for the purpose of providing disclosure pursuant to Item 8.01, Results of Operations and Financial Condition.
(99.1)	Press Release of Citizens Bancorp dated December 20, 2007.
Disclosures About Forward-Looking Statements
The discussions included in this document and its exhibits may contain forward looking statements within the meaning of the Private Securities Litigation Act of 1995, including Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. For the purposes of these discussions, any statements that are not statements of historical fact may be deemed to be forward looking statements. Such statements are often characterized by the use of qualifying words such as “expects,” “anticipates,” “believes,” “estimates,” “plans,” “projects,” or other statements concerning opinions or judgments of the Company and its management about future events. The accuracy of such forward looking statements could be affected by such factors as, including but not limited to, the financial success or changing conditions or strategies of the Company’s customers or vendors, fluctuations in interest rates, actions of government regulators, the availability of capital and personnel or general conditions.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 20, 2007	CITIZENS BANCORP
	By:	/s/ William V. Humphreys
William V. Humphreys
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
No.	Description

(99.1)	Press Release of Citizens Bancorp dated December 20, 2007.